UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:     June 13, 2002

GLOBAL CASINOS, INC.
 (Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation)	0-15415 Commission File Number	87-0340206 (I.R.S. Employer Identification number)

5455 Spine Road, Mezz East, Boulder, Colorado   80301
(Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code:   (303) 527-2903

______________________________________________________
(Former name or former address, if changed since last report)
ITEM 5.	OTHER EVENTS

       Global Casinos, Inc. (the "Company") previously announced and reported that it had formed and organized a new subsidiary, OnSource Corporation, a Delaware corporation ("OnSource") for the purpose of spinning off to its shareholders, pro rata, its interest in its wholly-owned subsidiary, Global Alaska Industries, Inc. ("GAI") and GAI's wholly-owned subsidiary, Alaska Bingo Supply, Inc. ("ABSI"). ABSI owns and operates a bingo supply distribution business in the State of Alaska.

       Pursuant to the announced spin-off, the Company's interest in GAI, as well as other assets and liabilities of the Company, were transferred to OnSource in exchange for 245,135 shares of OnSource common stock.

       The Company's Board of Directors declared the spin-off dividend and set the record date for the dividend of August 6, 2001. Shareholders of record of the Company as of August 6, 2001 are entitled to receive one (1) share of OnSource common stock for every ten (10) shares of the Company's common stock owned as of the record date. The dividend has been declared, but not yet paid.

       Following the declaration of the dividend, OnSource has been in the process of completing its audit and preparing its Registration Statement on Form SB-2 which will be filed with the Securities and Exchange Commission. Payment of the spin-off dividend is contingent upon the Registration Statement being filed with and declared effective by the Securities and Exchange Commission.

       Pending payment of the dividend, the Company has been reporting its interest in OnSource on a consolidated basis through the period covered by its Quarterly Report on Form 10QSB for the period ended March 31, 2002. However, in response to gaming regulators, the Company determined that it would be necessary to create a spin-off trust in order to ensure that in the event the spin-off dividend was not paid within a reasonable time, the shares of OnSource common stock that would be distributed to the Company's shareholders would not revert back to the Company. Under the terms of the spin-off trust, all 245,135 shares of OnSource common stock that are the subject of the spin-off dividend have been transferred to the Trustee, Frank L. Jennings, to be held in trust. The trust provides that in the event the spin-off dividend is not paid and the shares distributed within two (2) years, then the Trustee is instructed to effect the sale of the OnSource common stock and distribute the proceeds of such sale to the Company's shareholders as of the spin-off record date.

       As a result of the transfer of the spin-off shares into the trust, the Company will de-consolidate the operations of OnSource and its subsidiaries GAI and ABSI. The effective date of the de-consolidation for accounting purposes was the effective date of the transfer of the spin-off shares into trust, to wit: June 13, 2002.

       The attached pro forma financial information has been prepared to demonstrate the effect of such de-consolidation.

ITEM 7.	FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)	Financial Statements of Business Acquired. Not applicable.
(b)	Pro-Forma Financial Information.

These unaudited pro-forma condensed consolidated financial statements of Global Casinos, Inc. are derived from the application of pro-forma adjustments to our historical financial statements and give effect to the terms of our spin-off of OnSource Corporation. The unaudited pro-forma condensed consolidated statements of operations for the year ended June 30, 2001 and for the nine months ended March 31, 2002 have been prepared as if the OnSource spin-off had occurred as of July 1, 2000. The unaudited pro-forma condensed consolidated balance sheet as of March 31, 2002 has been prepared as if the OnSource spin-off had occurred as of March 31, 2002.

The following unaudited pro-forma condensed consolidated statements of operations do not purport to be indicative of what our operations would have been had the OnSource spin-off taken place on the dates indicated. In addition, the results for the nine months ended March 31, 2002 are not necessarily indicative of results that may be expected for the full year. The following unaudited pro-forma condensed consolidated balance sheet does not purport to be representative of what our financial position would have been had the OnSource spin-off taken place on the date indicated.

These unaudited pro-forma condensed consolidated financial statements should be read in conjunction with our historical financial statements and the related notes thereto included in our Form 10-KSB as of June 30, 2001 and in our Form 10-QSB as of March 31, 2002.

GLOBAL CASINOS, INC.
PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
as of March 31, 2002
(Unaudited)
	As Originally Reported	Adjustments to Reflect OnSource Spin-off	Pro-forma Results
ASSETS
Current assets:
Cash and equivalents	$ 325,000	$ (59,000)	$ 266,000
Trade receivables, net	161,000	(161,000)	-
Inventories	237,000	(231,000)	6,000
Other	262,000	(8,000)	254,000
Total current assets	985,000	(459,000)	526,000
Land, building, improvements and equipment, net	3,882,000	(92,000)	3,790,000
Other assets:
Leasehold and contract rights, net	369,000	(369,000)	-
Goodwill, net	1,599,000	(1,599,000)	-
Other	37,000	-	37,000
Total other assets:	2,005,000	(1,968,000)	37,000
TOTAL ASSETS	$6,872,000	$ (2,519,000)	$ 4,353,000

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$ 579,000	$ (278,000)	$ 301,000
Accrued expenses	793,000	(47,000)	746,000
Current portion of long-term debt:	2,267,000	(916,000)	1,351,000
Other current liabilities	174,000	(40,000)	134,000
Total current liabilities	3,813,000	(1,281,000)	2,532,000
Long-term debt, less current portion	4,251,000	(1,947,000)	2,304,000
Class A preferred stock, $2.00 par value,	193,000		193,000
Class C preferred stock, no par value	47,000		47,000
Stockholders' deficit:	(1,432,000)	709,000	(723,000)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 6,872,000	$(2,519,000)	$ 4,353,000

GLOBAL CASINOS, INC.
PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
for the Year ended June 30, 2001
(Unaudited)
	As	to Reflect
	Originally	OnSource	Pro-Forma
	Reported	Spin-off	Results
Revenues:
Casino	$ 2,666,000	$ -	$ 2,666,000
Bingo	2,703,000	(2,703,000)	-
	5,369,000	(2,703,000)	2,666,000
Expenses:
Cost of sales	1,610,000	(1,233,000)	377,000
Operating expenses	4,450,000	(1,745,000)	2,705,000
	6,060,000	(2,978,000)	3,082,000
Income (loss) from operations	(691,000)	275,000	(416,000)
Other income (expense)	(294,000)	33,000	(261,000)
Net (loss)	(985,000)	308,000	(677,000)
Dividends on preferred stock	(191,000)	-	(191,000)
Net (loss) to common stockholders	$ (1,176,000)	$ 308,000	$ (868,000)
(Loss) per common share - basic and diluted:
Net (loss)	$ (0.60)		$ (0.41)
Net (loss) to common stockholders	$ (0.72)		$ (0.53)
Weighted average shares outstanding	1,636,348		1,636,348

GLOBAL CASINOS, INC.
PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
for the Nine months ended March 31, 2002
(Unaudited)
		Adjustments
	As	to Reflect
	Originally	OnSource	Pro-Forma
	Reported	Spin-off	Results
Revenues:
Casino	$ 1,939,000	$ -	$ 1,939,000
Bingo	1,741,000	(1,741,000)	-
	3,680,000	(1,741,000)	1,939,000
Expenses:
Cost of sales	853,000	(721,000)	132,000
Operating expenses	2,654,000	(801,000)	1,853,000
	3,507,000	(1,522,000)	1,985,000
Income (loss) from operations	173,000	(219,000)	(46,000)
Other income (expense)	(165,000)	153,000	(12,000)
Income (loss) before extraordinary item	8,000	(66,000)	(58,000)
Extraordinary item - gain from debt restructuring	115,000	-	115,000
Net income	$ 123,000	$ (66,000)	$ 57,000

Earnings (loss) per common share - basic and diluted:
Income (loss) before extraordinary item	$ 0.00		$ (0.03)
Extraordinary item	$ 0.05		$ 0.05
Net income	$ 0.05		$ 0.02
Weighted average shares outstanding	2,451,000		2,451,000
(c)	Exhibits
1.0 Trust Agreement

 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Global Casinos, Inc. (Registrant)
Dated: August 9, 2002	/s/ FRANK L. JENNINGS Frank L. Jennings, Chief Financial Officer